                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 23, 2002

                              CALAVO GROWERS, INC.

               (Exact Name of Registrant as Specified in Charter)

       CALIFORNIA                000-33385              33-0945304
    ---------------           ----------------        -------------
    (State or Other           (Commission File        (IRS Employer
    Jurisdiction of               Number)           Identification No.)
     Incorporation)


                2530 RED HILL AVENUE, SANTA ANA, CALIFORNIA 92705
                                   -----------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 223-1111

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)


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ITEM 5. OTHER EVENTS

        On July 19, 2002, we announced that Nasdaq had approved the Company's application for listing its common stock on the Nasdaq National Market. Accordingly, shares of Calavo common stock commenced trading on the Nasdaq National Market on July 22, 2002 under the symbol CVGW.

ITEM 7. EXHIBITS

        (a) Not Applicable.


        (b) Not Applicable.

        (c) Exhibits

        99.1 Press Release dated July 19, 2002, of the Registrant.


ITEM 9. REGULATION FD DISCLOSURE

        On March 5, 2002, Calavo Growers, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Calavo Growers, Inc.,
July 23, 2002

                            By:/s/ LECIL E. COLE
                               --------------------------------
                               Lecil E. Cole
                               Chairman of the Board of Directors,
                               Chief Executive Officer and President
                               (Principal Executive Officer)

                               /s/ WOLFGANG P. HOMBRECHER
                               --------------------------------
                               Wolfgang P. Hombrecher
                               Vice President Finance and Corporate Secretary (Principal Financial Officer)


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